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                                                                  Exhibit 10.180

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                          (Purchase and Sale Agreement)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made and entered into as of the 26th day of May, 2004, by and between PINE RIDGE PLAZA, LLC, a Missouri limited liability company ("Assignor"), and Susan B. McCollum and Todd
H. Epsten, Co-Trustees of the SUSAN B. MCCOLLUM REVOCABLE TRUST U.T.A. dated February 28, 1994, as amended; Todd H. Epsten and Susan B. McCollum, Co-Trustees of the TODD H. EPSTEN REVOCABLE TRUST U.T.A. dated February 28, 1994, as amended; R.J. INVESTMENTS, L.P., a Missouri limited partnership; Robert N. Epsten, Trustee of the ROBERT N. EPSTEN TRUST U.T.A. dated June 29, 1993, as amended and restated; BRADFORD M. EPSTEN; Robert N. Epsten, Trustee of the JUDITH L. EPSTEN GST TRUST U.T.A. dated February 5, 1993; Robert N. Epsten, Trustee of the JILL A. CORL GST TRUST U.T.A. dated February 5, 1993; Robert N. Epsten, Trustee of the JANE M. GIRSON GST TRUST U.T.A. dated February 5, 1993; Robert N. Epsten, Trustee of the TODD H. EPSTEN GST TRUST U.T.A. dated February 5, 1993; Robert N. Epsten, Trustee of the BRADFORD M. EPSTEN GST TRUST U.T.A. dated February 5, 1993; Jane M. Girson, Trustee of the JANE M. GIRSON TRUST U.T.A. dated June 24, 1998; Jonathan Girson, Trustee of the JONATHAN GIRSON TRUST U.T.A. dated June 24, 1998; JUDITH L. EPSTEN; Peter W. Brown, Trustee of the PETER W. BROWN RESTATED TRUST U.T.A. dated January 5, 1996, as amended; Lynne K. Brown, Trustee of the LYNNE K. BROWN TRUST U.T.A. dated January 10, 1996, as amended; David J. Vittor, Trustee of the DAVID J. VITTOR REVOCABLE TRUST U.T.A. dated January 2, 1996; JOE CANNOVA; and JODI BELPEDIO (collectively referred to as "Assignees").

     WHEREAS, Assignor and Inland Real Estate Acquisitions, Inc. ("Seller") entered into a certain Purchase and Sale Agreement dated February 26, 2004, as amended by a First Amendment to Purchase and Sale Agreement dated March 30, 2004 (collectively referred to as the "Contract") (a copy of the Contract is attached hereto as EXHIBIT "A" and incorporated herein by reference); and

     WHEREAS, Assignor has the right to assign its rights under the Contract;
and

     WHEREAS, Assignor wishes to assign all of its rights, duties and obligations in the Contract to the Assignees, and Assignees wish to obtain Assignor's rights under the Contract.

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth below, the parties agree as follows:

     1.   The foregoing recitals are hereby incorporated by reference.

     2. Assignor does hereby GRANT, BARGAIN, ASSIGN, TRANSFER, CONVEY AND DELIVER to Assignees all of its right, title and interest in and to the Contract.

     3. Assignees hereby accept the foregoing assignment and hereby assume and agree to perform any and all obligations of Assignor required to be performed under the Contract.

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     4.   Assignees will indemnify and hold Assignor harmless from all claims, liabilities, loss, cost, damage or expense, including reasonable attorneys' fees that may at any time be incurred by Assignor arising out of or in any way connection with Assignees' failure to perform the Contract, the transaction contemplated hereunder, or Assignees' acquisition or ownership of any property under the Contract.

     5. This Agreement may be executed in multiple counterparts, all of which counterparts together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                             PINE RIDGE PLAZA, LLC,
                             a Missouri limited liability company


                             By: /s/ Peter W. Brown, Manager
                                 -----------------------------------------------
                                 Peter W. Brown, Manager

                                                                        ASSIGNOR


                             By: /s/ Josephine M. Belpedio
                                 -----------------------------------------------
                                 Josephine M. Belpedio, Attorney-in-Fact for the
                                 Assignees,   pursuant   to   Agreement   Among
                                 Tenants In Common dated May 26, 2004

                                                                       ASSIGNEES